LEVI STRAUSS & CO.

                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES

               (AS AMENDED AND RESTATED EFFECTIVE AUGUST 1, 2000)
                  (INCLUDING AMENDMENTS THROUGH MARCH 1, 2000)

                                    ARTICLE 1
                                  INTRODUCTION
                                  ------------

      1.1      PURPOSE OF PLAN.  In 1971,  the Board of  Directors  of Levi
               ---------------
Strauss & Co. ("LS&CO.") adopted the Levi Strauss Associates Inc. Deferred Compensation Plan for Executives (the "Plan") to provide a means by which certain eligible employees of LS&CO. and its participating subsidiaries may elect to defer receipt of a portion of their compensation, and to defer all or a portion of certain bonuses to save for retirement.

      1.2      STATUS OF PLAN.  The Plan is intended to be an  unfunded  plan
               --------------
maintained by LS&CO. "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3), and 401(a)(4) of ERISA, and shall be interpreted and administered consistent with this intent.

      1.3      EFFECTIVE  DATE.  Since the Plan's  inception in 1971,  the Plan
               ---------------
has been amended and restated from time to time. Effective as of August 1, 2000, LS&CO. hereby amends and restates the Plan and further renames the Plan the "Levi Strauss & Co. Deferred Compensation Plan for Executives."

                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------

      2.1      ACCOUNT means an account established for the benefit of a
               -------
Participant under Section 5.1.

      2.2      ADMINISTRATOR means the entity or individual(s) responsible for
               -------------
the administration of the Plan under Article 8. The Administrative Committee of the Retirement Plans (the "Administrative Committee") or its delegate shall serve as the Administrator.

      2.3      AIP means the Levi Strauss & Co. Annual Incentive Plan, as
               ---
amended from time to time.

      2.4      BENEFICIARY means  beneficiary or beneficiaries  designated by a
               -----------
Participant or otherwise under Article 7 to receive an amount, if any, payable from such Participant's Account upon the death of the Participant.

      2.5      BONUS DEFERRAL(S) means all or a portion  of  Bonuses  that is
               -----------------
deferred  by a  Participant  under Section 4.2 with respect to a Plan Year.

      2.6      BONUSES  means the  bonuses  eligible  for Bonus  Deferrals,  and
               -------
includes payments made under (i) the AIP, (ii) the LTIP, (iii) the LTPP, (iv) the Leadership Shares Plan of Levi Strauss & Co., as amended from time to time,
(v) any regularly paid bonus program of LS&CO., and (vi) any non-recurring special bonus that the Administrator designates, in writing, as eligible for Bonus Deferrals.

      2.7      BRP means the Levi Strauss & Co. Excess Benefit Restoration Plan
               ---
or the Levi Strauss & Co. Supplemental Benefit Restoration Plan, as each is amended from time to time, to the extent that benefits payable thereunder result from Code limitations applicable to the HOPP.

      2.8      CODE means the Internal  Revenue Code of 1986, as amended from
               ----
time to time, and the regulations and rulings issued thereunder. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation that amends, supplements, or replaces such section or subsection.

      2.9      COMPENSATION means the base salary payable by the Employer to the
               ------------
Eligible Employee for services performed during any Plan Year, which would be includible in gross income, before deductions made to this Plan and the EIP. Compensation shall exclude: (i) payments or contributions made to LS&CO.'s Long Term Disability Plan, (ii) payments or contributions made to any other group insurance or employee benefit plan maintained by LS&CO., and (iii) Bonus Deferrals under this Plan. With respect to Eligible Employees on expatriate assignment, Compensation shall be adjusted for appropriate expatriate-related deductions and allowances, as determined by the Administrator in its discretion.

     2.10      DISABILITY means "Total and Permanent Disability" (or any
               ----------
successor term) as defined in the HOPP.

     2.11      EFFECTIVE DATE means August 1, 2000, the date of this amendment
               --------------
and restatement.

     2.12      EIP means the  Employee  Investment  Plan of Levi  Strauss & Co.,
               ---
as  amended  from time to time,  or any successor plan.

     2.13      ELECTIVE  DEFERRAL means the portion of Compensation  that is
               ------------------
deferred by a Participant  under  Section 4.1 with respect to a Plan Year.

     2.14       ELIGIBLE  EMPLOYEE means, as of the Effective Date, any employee
                 ------------------
of the Employer employed under home office payroll of LS&CO. and who
(i)customarily works 20 or more hours per week, (ii) is paid on a salaried basis, and (iii) is classified as either a Home Office Grade 9 employee or a "Banded" employee. The following employees shall not be eligible to participate in the Plan: (i) employees who are paid on a commission basis, and
(ii) employees who are precluded from participation in the Plan under the terms of an agreement governing his or her employment with an Employer. Prior to the Effective Date, Eligible Employee shall have the meaning as specified under the prior Plan document.

     2.15      EMPLOYER  means LS&CO.  or a domestic  subsidiary  of LS&CO.,
               --------
including a  wholly-owned  subsidiary  of a wholly-owned subsidiary of LS&CO.

     2.16      ERISA means the Employee Retirement  Income Security Act of 1974,
               -----
as amended from time to time, and the regulations and rulings issued thereunder. Reference to any section or subsection of ERISA includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

     2.17      HOPP means the Revised Home Office  Pension  Plan of Levi Strauss
               ----
& Co., as amended from time to time,  or any successor plan.

     2.18      LS&CO.  means Levi Strauss & Co.
               ------

     2.19      LTIP means the Levi Strauss & Co. Long-Term Incentive Plan, as
               ----
amended from time to time.

     2.20      LTPP means the Levi Strauss & Co. Long-Term Performance Plan, as
               ----
amended from time to time.

     2.21      PARTICIPANT  means any  Eligible  Employee or former  Eligible
               -----------
Employee who  participates  in the Plan in accordance with Article 3.

     2.22 PENSION MAKE-UP DEFERRED COMPENSATION means an amount equal to the difference between (i) the amount of benefits that would have been payable to or for the Eligible Employee under the HOPP or the BRP but for the deferral of Compensation and Bonuses under the Plan, and (ii) the amount of benefits actually payable to or for the Eligible Employee under the HOPP or the BRP. The Pension Make-Up Deferred Compensation shall be vested only to the extent such amounts would be vested under such plans, as applicable.

     2.23      PLAN means the Levi  Strauss & Co.  Deferred  Compensation  Plan
               ----
for  Executives,  as amended from time to time.

     2.24      PLAN YEAR  means the calendar year.
               ---------

     2.25      RETIREMENT means any termination of an Eligible Employee's
               ----------
employment with an Employer with the right to an immediate benefit payable under the HOPP. If an Eligible Employee is not a participant in the HOPP at the time of his or her termination of employment, retirement shall be determined as if the Eligible Employee had been a participant in the HOPP at such time and was eligible for an immediate benefit under the HOPP.

                                    ARTICLE 3
                                  PARTICIPATION
                                  -------------


      3.1      COMMENCEMENT OF  PARTICIPATION.  An Eligible  Employee shall
               ------------------------------
become a Participant in the Plan on the first date on which an Elective Deferral or Bonus Deferral is credited to his or her Account.

      3.2      CONTINUED  PARTICIPATION.  A Participant  in the Plan shall
               ------------------------
continue to be a Participant as long as any amount remains credited to his o her Account.

                                    ARTICLE 4

                                    DEFERRALS
                                    ---------


      4.1      ELECTIVE  DEFERRALS.  With respect to any Plan Year, an Eligible
               -------------------
Employee may irrevocably elect to defer a percentage of his or her Compensation, subject to a minimum Elective Deferral of 5% and a maximum Elective Deferral of 33-1/3%.

      4.2      BONUS  DEFERRALS.  With respect to any Plan Year,  an Eligible
               ----------------
Employee may irrevocably elect to defer all or part of his or her Bonuses, subject to a minimum Bonus Deferral of $5,000 or 5% (whichever is greater) of each type of Bonus and a maximum of 100% (but reduced by any applicable taxes required to be withheld under Section 10.8) of each type of Bonus Deferral.

      4.3      PENSION MAKE-UP DEFERRED  COMPENSATION.  Each Eligible  Employee
               --------------------------------------
may be credited with a Pension Make-Up Deferred Compensation as determined by the Administrator, in its discretion. The Pension Make-Up Deferred Compensation is automatically deferred based on the Eligible Employee's Elective and Bonus Deferrals and paid in accordance with Section 6.3.

      4.4      ELECTIONS.
               ---------

               (a)      TIME FOR FILING ELECTIONS.

                        (i) ELECTIVE DEFERRALS. Generally, an election to defer Compensation paid in a Plan Year must be filed with the Administrator by mid-December of the preceding Plan Year. The Administrator will notify each Eligible Employee of the applicable deadline for filing elections.

                        (ii) NEWLY ELIGIBLE EMPLOYEE. In the case of (A) an Eligible Employee in his or her first year of employment, and (B) an individual who becomes an Eligible Employee after a Plan Year commences, an election to defer Compensation must be made within thirty (30) days after the Eligible Employee either commences employment or becomes an Eligible Employee, as applicable, and at least two
                                    (2) weeks  before  the  commencement  of the
                                    first  payroll  period to which the election
                                    is effective. Notwithstanding the foregoing,
                                    such  elections  are  not  permitted   after
                                    November 15 for current  year  Compensation.
                                    Such   elections  are  effective  only  with
                                    respect to Compensation received after the effective date of the election.

                        (iii)       BONUS  DEFERRALS.  Elections  to  defer  any
                                    Bonus must be made at least 12 months preceding the date the particular Bonus would otherwise vest.

               (b) ELECTION FORMS. Elections to defer Compensation and Bonuses must be timely filed on forms provided by the Administrator and must specify the time and form of payment in accordance with the provisions of Article 6. All deferral elections made pursuant to this Article 4 shall be irrevocable from and after the last date permitted for making such elections. An Eligible Employee may change a prior election up to the date established under Section 4.4(a).

               (c) NO ELECTION. If no election to defer Compensation or Bonuses is filed for a given Plan Year, the election form filed for the immediately preceding year shall not apply for subsequent Plan Years, and no deferrals will be made for such Plan Year.

                                    ARTICLE 5
                                    ACCOUNTS
                                    --------


      5.1      ACCOUNTS.  The Administrator shall establish an Account for each
               --------
Participant to reflect Elective Deferrals and Bonus Deferrals made for the Participant's benefit together with any adjustments for income, gain or loss, and any payments made from the Participant's Account. Except as provided in
Section 5.2, a separate Account shall be established for Elective Deferrals and each type of Bonus Deferral for each Participant for each Plan Year. The Accounts are established solely for the purpose of tracking Elective Deferrals, Bonus Deferrals, and any income adjustments thereto. The Accounts shall not be used to segregate assets for payment of any amounts deferred under the Plan.

      5.2      INCOME TRACKING.  Elective Deferrals and Bonus Deferrals in an
               ---------------
Account shall be credited with income, gain or loss, as reflected by the performance of investments offered by the Administrator. Such income, gain or loss shall be computed as of the last day of each calendar month on the undistributed balance of each Account at the end of such calendar month. Participants may select an investment fund or funds that shall be tracked for purposes of valuing and crediting income on the balance of each Participant's Account. For purposes of tracking performance, a Participant must select a single investment with respect to 100% of Elective Deferrals for a given Plan Year and 100% of each type of Bonus Deferral for a given Plan Year. Participants may not apportion their Elective Deferrals or each type of Bonus Deferral for a given year among different investment funds. If a Participant makes identical elections (including, but not limited to, the amount or percentage of deferral, payment options, death payment options, Beneficiary designations, and investment funds) with respect to Elective Deferrals in consecutive Plan Years, such Elective Deferrals will be treated as a single Account for purposes of income tracking. If a Participant makes identical elections (including, but not limited to, the amount or percentage of deferral, payment options, death payment options, Beneficiary designations, and investment funds) with respect to a particular type of Bonus Deferral in consecutive Plan Years, such Bonus Deferrals will be treated as a single Account for purposes of income tracking. The Pension Make-Up Deferred Compensation shall not be eligible for the crediting of income, gain or loss, under this Section 5.2.

      If a Participant does not select an investment fund, the default income standard, described below, shall apply.

               (a) INVESTMENT FUNDS. The Administrator, in its sole discretion, shall offer to Participants one or more
                        investment  funds,  which  may  be  changed,   added  or
                        eliminated from time to time, without an amendment to the Plan. The investment funds may include alternatives that are diversified and have different risk and return characteristics.

               (b) DEFAULT INCOME STANDARD. If a Participant does not select an investment fund under subparagraph (a), above, with respect to Elective and Bonus Deferrals under the Plan in accordance with the procedures established by the Administrator, income on the entire balance of a Participant's Account shall be tracked and valued on a monthly basis as follows:

                        (i) for any month prior to March 1, 2000, at the applicable rate as specified under the prior Plan document, on the last day of the calendar month on which the interest is valued,

                        (ii) for any month beginning on or after March 1, 2000:

                                    (A)    with respect to any amounts  deferred
                                           under the Plan that as of March 1,
                                           2000 were being tracked and valued at
                                           one-twelfth  (1/12) of the  annual
                                           rate  charged  for  commercial loans,
                                           as most recently announced by Bank of
                                           America in San Francisco, California,
                                           effective  on the last  day of the
                                           calendar month on which the interest
                                           is valued,  plus one-twelfth  (1/12)
                                           of  two  percent  (2%)  per  annum
                                           (referred to herein as the "Prime
                                           Plus 2% Tracking Option"), at the
                                           greater of:

                                           (i)     one-twelfth (1/12) of eleven
                                                   percent (11%) per annum; or

                                           (ii)    the Prime Plus 2% Tracking
                                                   Option.

                                    (B)    with respect to any amounts  deferred
                                           under the Plan  that as of March 1,
                                           2000 were not being  tracked  and
                                           valued at the Prime Plus 2% Tracking
                                           Option, at one-twelfth (1/12) of
                                           eleven percent (11%) per annum.

      5.3      CHANGING INCOME TRACKING ELECTIONS.  During any Plan Year, a
               ----------------------------------
Participant may elect to change the investment fund used to track and value his or her Account. Any election change received by LS&CO. on or before the last day of any calendar month shall be effective as of the first day of the following month. Any election change received by LS&CO. after the last day of any calendar month shall be effective as of the first day of the second following month. For purposes of this Section 5.3, a Participant must select a single investment with respect to 100% of his or her Account.

                                   ARTICLE 6

                                    PAYMENTS
                                    --------


      6.1      ELECTION AS TO TIME AND FORM OF PAYMENT (ELECTIVE AND BONUS
               -----------------------------------------------------------
               DEFERRALS).
               ----------

               (a) GENERAL PAYMENT OPTIONS. A Participant may irrevocably elect any one of the following payment options applicable to his or her Elective and Bonus Deferrals made for any given Plan Year:

                        (i) Monthly installments over a ten (10) year period commencing at age 70-1/2 or, if later, termination of employment (for any reason, including by reason of death or involuntary discharge);

                        (ii) Monthly installments over a period that is not less than five (5) years and no longer than ten (10) years to start at a specific date or age; or

                        (iii) A lump sum payment at any future date, as selected by the Participant.

                                    If a  Participant  fails to elect a  payment
                        option for Elective and Bonus Deferrals made in a given Plan Year in accordance with the procedures established by the Administrator, payment of such Deferrals shall be made in accordance with Section 6.1(a)(i). Except as provided in Section 6.1(c), in no event shall payment of a Participant's Elective and Bonus Deferrals begin before a Participant terminates employment with the Employer. Except as provided in Section 6.2, an election under this Section 6.1(a), including the default election under Section 6.1(a)(i), shall be irrevocable from and after the last date permitted for making such election.

               (b) PAYMENT OPTIONS UPON DEATH. A Participant may elect one of the following payment options applicable to his or her Elective and Bonus Deferrals made for any given Plan Year in the event the Participant dies before terminating employment, or after terminating employment but before payments have commenced:

                        (i) Monthly installments over a ten (10) year period commencing at the date the Participant pant would have attained age 70-1/2 or, if later, the date of the Participant's death;

                        (ii) Monthly installments over a period that is not less than five (5) years and no longer than ten (10) years commencing after the date of the Participant's death; or

                        (iii) A lump sum payment at any designated time within five (5) years after the date of the Participant's death, as selected by the Participant.

                                    If a  Participant  fails to elect a  payment
                        option under for Elective and Bonus Deferrals made in a given Plan Year in accordance with the procedures established by the Administrator, payment of such Deferrals shall be made to the Participant's Beneficiary in accordance with Section 6.1(b)(i). A Participant can modify or revoke his or her payment options under this
                        Section 6.1(b) at any time prior to his or her date of death without the consent of the Beneficiary by filing a new "Designation of Beneficiary Form," or such other form as prescribed by the Administrator. The last such designated payment option with respect to an Elective or Bonus Deferral shall control; provided, however, that no designation, modification or revocation thereof shall be effective unless received by the Administrator prior to the Participant's death and in no event shall it be effective as of a date prior to such receipt.

                                    In the event that a  Participant  dies after
                        terminating employment and after payments have commenced, but before all payments have been made, the remaining payments shall continue to be made to such Participant's Beneficiary in the same time and form as the Participant's payment option immediately prior to the date of the Participant's death.

               (c) IN-SERVICE PAYMENTS. In addition to the above payment options, a Participant may elect to have amounts representing a particular Bonus for a given Plan Year deferred under the Plan to be paid as follows: (i) 20% of the Bonus paid as soon as administratively practicable after such Bonus is determined by the awarding Employer, and (ii) the remaining 80% of the Bonus paid in four annual installments (as determined by the Plan Administrator) beginning in the following year. If a Participant terminates employment for any reason other than death or retires prior to receiving the entire amount of the Bonus, payments shall continue to be made to such Participant in annual installments. In the event a Participant dies prior to receiving the entire amount of the Bonus, payments shall continue to be made to such Participant's Beneficiary in annual installments. A Participant must elect this payment option at the time he or she files his or her Bonus Deferrals election in accordance with Article 4.

               (d) SCOPE OF ELECTIONS. Except as provided in Section 6.1(b), the elections under this Section 6.1 shall apply to Elective Deferrals and Bonus Deferrals for the Plan Year for which the election form is filed. A Participant may elect different payment options for deferrals made in subsequent Plan Years in accordance with this Article 6.

               (e)      PRIOR  ELECTIONS.   Notwithstanding  the  foregoing  and
                        subject to any election made during an open election period, if an individual was a Participant on

                        October 1, 1985, and prior to October 1, 1985 filed with the Administrator a confirmation of each prior election, such Participant shall have his or her Elective and Bonus Deferrals paid pursuant to such elections.

      6.2      ACCELERATION  OF  PAYMENTS.  With respect to Elective  Deferrals
               --------------------------
and Bonus Deferrals that are to be paid in accordance with Section  6.1(a)(i) or
Section 6.1(b)(i) and for which payment has not commenced, a Participant who has terminated his or her employment with the Employer or, in the event of such Participant's death, his or her Beneficiary may request to accelerate payment of such Deferrals in accordance with this Section 6.2.

         With respect to Elective Deferrals and Bonus Deferrals that are paid in accordance with Section 6.1(a)(i) and for which payment has not commenced, the Participant may request (i) to receive a lump sum payment at a time designated by the Participant, or (ii) to begin monthly or annual installments on an earlier date, payable over a period of not less than one (1) year but no more than ten (10) years after a specific date or age.

         With respect to Elective Deferrals and Bonus Deferrals that are paid in accordance with Section 6.1(b)(i) and for which payment has not commenced prior to the date of a Participant's death, the Participant's Beneficiary may request
(i) to receive a lump sum payment at a time  designated by the  Beneficiary,  or
(ii) to begin monthly or annual installments on an earlier date, payable over a period of not less than one (1) year but no more than ten (10) years after the date of Participant's death.

         To request an acceleration of payments pursuant to this Section 6.2, a Participant or a Beneficiary shall file a written petition with the U.S. Retirement Benefits Department of LS&CO. setting forth the reasons for the acceleration. The U.S. Retirement Benefits Department will submit the petition to the Administrative Committee for consideration. The Administrative Committee, or its delegate, in its sole discretion, shall make its determination to accelerate payments based on the facts and circumstances of each individual case. The Administrative Committee, or its delegate, shall consider the following factors (which shall be applied in an objective and nondiscriminatory manner):

                        (i) The availability of the funds necessary to satisfy the amount of the payment without adversely affecting LS&CO.'s liquidity position; and

                        (ii) The existence of any other factors that indicate the acceleration of payment would
                                    not be in the  best interest   of   LS&CO.
                                    and   the   Participant   or Beneficiary, or
                                    would adversely affect the ability of
                                    other Participants or Beneficiaries to defer
                                    Compensation and Bonuses under the Plan.


      6.3      TIME AND FORM OF PAYMENT FOR PENSION MAKE-UP DEFERRED
               -----------------------------------------------------
               COMPENSATION.
               ------------

               (a) TIME FOR PAYMENT. The Pension Make-Up Deferred Compensation shall be paid at the same time and form as benefits paid under the HOPP or the BRP, as applicable. If the Pension Make-Up Deferred Compensation is attributable to two or more such plans, the time and form of each component of the Pension Make-Up Deferred

                        Compensation shall be determined in accordance with the applicable plan.

               (b) INVOLUNTARY DISTRIBUTION. Notwithstanding the foregoing, if (i) the Participant is not entitled to receive a benefit under the BRP, and (ii) the present value of the vested Pension Make-Up Deferred Compensation is $50,000 or less, such amount shall be paid to the Participant or his or her Beneficiary in a lump sum as soon as administratively practicable following termination of employment with the Employer. For purposes of this
                        Section 6.3, the Administrator shall determine the present value of the Pension Make-Up Deferred Compensation in a uniform and nondiscriminatory manner.

                  A payment pursuant to this Section 6.3 shall extinguish such Participant's or Beneficiary's right to the Pension Make-Up Deferred Compensation with respect to employment prior to the date of such payment.

      6.4      WITHDRAWAL DUE TO HARDSHIP.
               --------------------------

               (a) HARDSHIP. If a Participant or, in the case of a Participant's death, a Beneficiary suffers an immediate "hardship" (as defined in this Section 6.4), the Administrative Committee, in its sole discretion, may pay to the Participant or Beneficiary a lump sum amount from his or her Account necessary to alleviate or satisfy the hardship, provided such hardship cannot be relieved by another source, including but not limited to the liquidation of the Participant's or Beneficiary's assets or a loan from a commercial source on commercial terms, but only to the extent such liquidation or loan would not cause hardship. A Participant or Beneficiary (as the case may be) shall make a written request to the Administrative Committee, on a form prescribed by the Administrative Committee, and shall provide such additional information as the Administrative Committee may require. The following are deemed "hardships:"

                        (i) Expenses for medical care either previously incurred by the Participant, the Participant's spouse or any of his or her dependents (as defined in Code Section 152), or necessary for such individuals to obtain medical care (as described in Code Section 213(d));

                        (ii) Costs directly related to the purchase of a principal residence for the Participant;

                        (iii) Payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, the Participant's spouse or any of his or her children or dependents (as defined in Code Section 152);

                        (iv) Payments necessary to prevent eviction of the Participant from his or her principal residence or foreclosure on the mortgage of that residence;

                        (v) Payment of funeral expenses for a family member or relative of the Participant; and

                        (vi) Payment for such other needs, circumstances or events which the Administrative
                                    Committee in its sole discretion, determines are consistent with the goals of LS&CO. for the Plan.

               (b) CANCELLATION OF ELECTIVE DEFERRALS. In the event the Administrative Committee approves a hardship distribution to a Participant under this Section 6.4, all Elective Deferrals shall automatically cease for a period of three (3) months, beginning no later than the second payroll period following the date on which the hardship request is approved by the Administrative Committee.

      6.5      INVOLUNTARY DISTRIBUTION. Notwithstanding anything in this
               ------------------------
               Article 6 to the contrary, if a Participant's employment is terminated for any reason, and the aggregate balance of his or her Accounts are $50,000 or less at the time of such termination, a lump sum payment of the Account balance shall be made as soon as administratively practicable following termination of employment with the Employer. The balance of such Participant's Account shall be determined without regard to any
               election for   in-service   payments   of  a Participant's  Bonus
               made in accordance with Section 6.1(c) and shall be valued as of the last day of the month during which the Participant's employment is terminated. This provision shall not require payment to be made with respect to elections made prior to January 1, 1983 and reaffirmed prior to June 15, 1985.

                                    ARTICLE 7
                                  BENEFICIARIES
                                  -------------


      7.1 DESIGNATION BY PARTICIPANT. Each Participant shall designate one or more persons as his or her Beneficiary for each Account by notifying the Administrator, in writing, at any time before the Participant's death, on a form prescribed by the Administrator. In addition, a Participant may modify or revoke his or her Beneficiary designation under this Section 7.1 at any time prior to his or her death without the consent of any prior Beneficiary by filing a new "Designation of Beneficiary Form," or such other form as prescribed by the Administrator. The last such designation with respect to a particular Account shall control; provided, however, that no designation, modification or revocation thereof shall be effective unless received by the Administrator prior to the Participant's death and in no event shall it be effective as of a date prior to such receipt.

      7.2 LACK OF DESIGNATION. If no beneficiary is designated at the time of a Participant's death, or no designated Beneficiary survives the Participant, then payment of a Participant's Account balance shall be made to the following persons in the order listed:

               (i)      To the Participant's surviving spouse, if any;

               (ii) If the Participant has no surviving spouse, then to his or her living children;

               (iii) If the Participant has no living children, then to his or her living parents;

               (iv) If the Participant has no living parents, then to his or her living brothers and sisters; or

               (v) If the Participant has no living brothers and sisters, then to his or her estate.

         The Administrator, in its sole and absolute discretion, shall determine the right of such persons to receive the benefit payable with respect to a Participant, if any. If the Administrator is in doubt as to the right of any person to receive such payment, the Administrator may, in its discretion, direct the Employer (i) to retain such amount, without liability for any interest, until the rights to a Participant's Account balance are determined, or (ii) to pay such amount into any court of appropriate jurisdiction, and such payment shall completely discharge the liability of the Plan and the Employer.

                                   ARTICLE 8

                               PLAN ADMINISTRATION
                               -------------------


      8.1      PLAN ADMINISTRATION AND INTERPRETATION. Except as indicated
               --------------------------------------
otherwise in the Plan, the Administrative Committee of the Retirement Plans or its delegate shall be the Administrator of the Plan. The Administrator's interpretations and constructions of the Plan and actions taken pursuant to its authority, except as otherwise determined by the Board of Directors of LS&CO. shall be binding and conclusive on all persons for all purposes.

      8.2      INFORMATION  REQUIRED.  Each Participant  shall provide the
               ---------------------
Administrator with such pertinent information concerning him or her, and his or her Beneficiary relating to Plan administration or participation as specified or required by the Administrator. No Eligible Employee or Beneficiary or other person shall have any rights or be entitled to any benefits under the Plan unless such information is provided.

      8.3      INCAPACITY.  If the Administrator  finds that any person entitled
               ----------
to payment under the Plan is unable to care for his or her affairs because of illness, accident, or because he or she is a minor, then any payment due (unless a prior claim has been made by a duly appointed guardian, committee or other legal representative), in the Administrator's sole discretion, may be paid to his or her spouse, a child, a parent, a sibling, or any other person deemed by the Administrator to have incurred expenses for such person, in such manner and proportions as the Administrator may determine. Any such payment shall constitute a complete discharge of the Employer's liability under the Plan.

      8.4      CLAIMS PROCEDURE.
               ----------------

      STEP 1:           Filing a Claim
                        --------------
      If a Participant does not agree that the provisions of this Plan have been applied correctly such Participant may file a claim in writing with the Administrator in care of the U.S. Retirement Benefits, Manager, Human Resources. Such claim shall be submitted to the U.S. Retirement Benefits, Manager, Human Resources, Levi Strauss & Co., P.O. Box 7215, San Francisco, CA 94120.

      STEP 2:           Claim Denial (90 to 180 days)
                        -----------------------------
      If the claim is denied in whole or in part, the Administrator will send the Participant a letter explaining why his or her claim was denied and will include the following information: (i) specific references to Plan provisions that apply, (ii) whether any further information is needed to review the Participant's claim, and (iii) an explanation as to how to file an appeal. The Administrator will send the Participant a claim denial within ninety (90) days after such Participant files his or her claim, unless special circumstances require a longer period of time to review such claim. If an extension is required, the Administrator will send the Participant a notice explaining why the extension is needed and the date by which the Administrator expects to make its decision. In no case, however, will a Participant receive the
Administrator's claim denial letter later than one-hundred eighty (180) days after such Participant filed his or her claim. If a Participant does not receive a claim denial or notice of extension from the Administrator within ninety (90) days after the Participant filed his or her claim, such claim will be deemed denied and the Participant may file a written appeal.

      STEP 3:           Appealing a Claim Denial (60 days)
                        ----------------------------------
      If a Participant disagrees with the claim denial, he or she may appeal to the Administrator in writing within sixty (60) days after receiving a claim denial. If the Participant fails to file a written appeal within sixty (60) days, the original decision of the Administrator will become final. An appeal shall be submitted to the Administrator in care of the U.S. Retirement Benefits, Manager, Human Resources, Levi Strauss & Co., P.O. Box 7215, San Francisco, CA 94120. A Participant filing an appeal shall include all related facts to support his or her right to Plan benefits and the reasons why such Participant believes the Administrator's denial is wrong. A Participant may hire an attorney or use other legal assistance, at his or her own expense, in preparing the written appeal and may examine any related Plan documents.

      STEP 4:           Final Decision (60 to 120 days)
                        -------------------------------
      Upon receipt of a Participant's written appeal, the Administrator will re-examine the facts and come to a final decision as to whether the claim denial is correct. The Administrator will notify such Participant of its decision within sixty (60) days after receipt of his or her written appeal, unless there are special circumstances (such as a hearing) that would require a longer review period. The Administrator will notify the Participant if there are special circumstances and an extension is required. In no case, however, will a Participant receive the Administrator's decision later than one-hundred twenty
(120) days after such Participant filed his or her written appeal. If a Participant does not receive a claim denial or notice of extension from the Administrator within sixty (60) days after the Participant filed his or her appeal, such appeal will be deemed denied.

         The Administrator's final decision will include the following information: (i) specific reasons for the Administrator's decision, and (ii) reference to Plan provisions on which the denial is based. If the Administrator overrules the claim denial, in whole or in part, the Participant will receive any Plan benefits owed based on the Administrator's determination.

                                   ARTICLE 9

                            AMENDMENT AND TERMINATION
                            -------------------------

         The Board of Directors of LS&CO. or its delegate shall have the right to amend, suspend, or terminate the Plan, in whole or in part. In no event shall any action pursuant to this Article 9 adversely affect the rights of any person with respect to amounts that have been credited to his or her Account prior to the date of such action, as determined by the Administrator.

                                   ARTICLE 10

                                  MISCELLANEOUS
                                  -------------


     10.1      NO FUNDING.
               ----------

               (a) The Plan constitutes a promise by the Employer to make payments in accordance with the terms of the Plan. The Plan shall be unfunded and all payments made under the Plan shall be made in cash from the general assets of the Employer. Nothing in the Plan shall be construed to give any employee or of any other person rights to any specific assets of the Employer or of any other person. Participants and beneficiaries under the Plan shall have the status of general unsecured creditors of the
                        Employer. In all events, it is the intent of the Employer that the Plan be treated as unfunded for tax purposes and for purposes of Title I of ERISA.

               (b) Except as provided in Article 5, the Employer shall not establish a separate fund, trust or account in the name of any Participant or Beneficiary to hold assets payable to a Participant. Any sponsor of a financial entity that is used for purposes of income tracking shall not be responsible for any payments under the Plan, and Participants shall not have an account established with such entity in connection with their participation in the Plan. If LS&CO. establishes an account with such financial entity for purposes of income tracking, any increases to or distributions from such account shall remain the property of LS&CO.

               (c) Nothing contained herein shall be construed to create a trust of any kind or a fiduciary relationship between an Employer or the Administrator and any employee or other person.

     10.2      EFFECT ON OTHER PLANS. Except as otherwise provided under any
               ---------------------
qualified retirement plans maintained by the Employer, Compensation and Bonuses deferred under this Plan shall not be included in "covered compensation" for the crediting of benefits or contributions to any qualified retirement plans maintained by the Employer, including but not limited to any pension plan, profit-sharing plan, stock purchase plan, employee savings plan, or employee stock ownership plan. Other benefit plans shall not be affected by Elective and Bonus Deferrals under this Plan.

     10.3      NON-ASSIGNABILITY.
               -----------------

               (a) NO ASSIGNMENT. Except as provided in Article 7 or otherwise in this Section 10.3, none of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor of any Participant or Beneficiary, and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or Beneficiary. In addition, no Participant or Beneficiary shall have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise under the Plan.

                        Any (i) attempt by a Participant or Beneficiary to alienate, anticipate, commute, pledge, encumber or assign any amounts payable under the Plan, or by reason of his or her bankruptcy, or (ii) other event that makes such payment subject to his or her debts or liabilities or would otherwise devolve upon anyone else, the Administrator may, in its sole discretion, terminate such person's interest in any such payment and direct that such payment be held and applied to or for the benefit of such person, his or her spouse, children or other dependents, or in such other manner as the Administrator may deem proper.

               (b) QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding any provision in the Plan to the contrary, a Participant's benefits under the Plan shall be payable to any "alternate payee" (as defined in Code Section 414(p)(8)), as provided in any qualified domestic relations order within the meaning of Code Section 414(p)(1)(A) as if the Plan were subject to Code Section 414(p). The Administrator, in its sole discretion, or its designee, shall make all relevant determinations, including, but not limited to, whether the order constitutes a qualified domestic relations order within the meaning of Code Section 414(p)(1)(A). The rights of any alternate payee hereunder are subject to the provisions of the Plan, and the Administrator may require an alternate payee to acknowledge that his or her rights are subject to such provisions.

     10.4      NOTICES AND  COMMUNICATIONS.  All notices,  statements,  reports
               ---------------------------
and other communications from the Administrator to any employee, Participant, Beneficiary, or other person required or permitted under the Plan shall be deemed to have been duly given when personally delivered to, when transmitted using facsimile or other electronic media, or when mailed first-class mail, postage prepaid and addressed to, such employee, Participant, Beneficiary or other person at his or her address last appearing on the records of the Company. All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary, or other person to the Administrator required or permitted under the Plan shall be in such form as is prescribed from time to time by the Administrator, and shall be mailed by first-class mail, transmitted by facsimile, electronic media, or delivered to such location as shall be specified by the Administrator. Such communication shall be deemed to have been given and delivered only upon actual receipt by the Administrator at such location.

     10.5      LIMITATION OF PARTICIPANT'S RIGHTS. Nothing contained in the Plan
               ----------------------------------
shall be construed to confer upon any person the right to be employed or continue in the employ of the Employer, or to interfere, in any way, with the Employer's right to terminate the employment of a Participant in the Plan at any time, with or without cause.

     10.6      PARTICIPANTS BOUND. Any action with respect to the Plan taken by
               ------------------
the Administrator or any action authorized by or taken at the direction of the Administrator or the Employer shall be conclusive upon all Participants and

Beneficiaries entitled to benefits under the Plan.

     10.7      RECEIPT AND  RELEASE.  Any payment to any  Participant  or
               --------------------
Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Employer and the Administrator, and the Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Administrator to be incompetent by reason of physical or mental disability or other legal disability (including minority) to give a valid receipt and release, the Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Administrator or the Employer to follow the application of such funds.

     10.8      WITHHOLDING OF TAXES. LS&CO. shall withhold from all deferrals
               ---------------------------
and distributions made under the Plan any taxes required to be withheld by any law or regulations of the federal, state, or local government.

     10.9      HEADINGS.  All headings and subheadings  in the Plan are provided
               --------
for convenience only and are not to be considered in the construction of the provisions in the Plan.

    10.10      GOVERNING LAW AND SEVERABILITY.  The Plan shall be governed,
               ------------------------------
administered and construed in all respects under and by the laws of the State of California. If any provision is held or found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

                                      * * *

         IN WITNESS WHEREOF, the undersigned officer of LS&CO. has executed this document to certify its adoption effective as of this ___ day of ____________, 2000.



                              LEVI STRAUSS & CO.


                              ------------------------------------
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources

                                TABLE OF CONTENTS
________________________________________________________________________________

SECTION                                                                     PAGE
________________________________________________________________________________

ARTICLE 1 INTRODUCTION........................................................1

   1.1   PURPOSE OF PLAN......................................................1
   1.2   STATUS OF PLAN.......................................................1
   1.3   EFFECTIVE DATE.......................................................1

ARTICLE 2 DEFINITIONS.........................................................2

   2.1   ACCOUNT..............................................................2
   2.2   ADMINISTRATOR........................................................2
   2.3   AIP..................................................................2
   2.4   BENEFICIARY..........................................................2
   2.5   BONUS DEFERRAL(S)....................................................2
   2.6   BONUSES..............................................................2
   2.7   BRP..................................................................2
   2.8   CODE.................................................................2
   2.9   COMPENSATION.........................................................2
   2.10  DISABILITY...........................................................2
   2.11  EFFECTIVE DATE.......................................................3
   2.12  EIP..................................................................3
   2.13  ELECTIVE DEFERRAL....................................................3
   2.14  ELIGIBLE EMPLOYEE....................................................3
   2.15  EMPLOYER.............................................................3
   2.16  ERISA................................................................3
   2.17  HOPP.................................................................3
   2.18  LS&CO................................................................3
   2.19  LTIP.................................................................3
   2.20  LTPP.................................................................3
   2.21  PARTICIPANT..........................................................3
   2.22  PENSION MAKE-UP DEFERRED COMPENSATION................................3
   2.23  PLAN.................................................................4
   2.24  PLAN YEAR............................................................4
   2.25  RETIREMENT...........................................................4

ARTICLE 3 PARTICIPATION.......................................................5

   3.1   COMMENCEMENT OF PARTICIPATION........................................5
   3.2   CONTINUED PARTICIPATION..............................................5

ARTICLE 4 DEFERRALS...........................................................6

   4.1   ELECTIVE DEFERRALS...................................................6
   4.2   BONUS DEFERRALS......................................................6
   4.3   PENSION MAKE-UP DEFERRED COMPENSATION................................6
   4.4   ELECTIONS............................................................6

ARTICLE 5 ACCOUNTS............................................................8

   5.1   ACCOUNTS.............................................................8
   5.2   INCOME TRACKING......................................................8
   5.3   CHANGING INCOME TRACKING ELECTIONS...................................9

ARTICLE 6 PAYMENTS...........................................................10

   6.1   ELECTION AS TO TIME AND FORM OF PAYMENT (ELECTIVE AND BONUS
         DEFERRALS)..........................................................10
   6.2   ACCELERATION OF PAYMENTS............................................12
   6.3   TIME AND FORM OF PAYMENT FOR PENSION MAKE-UP DEFERRED COMPENSATION..12
   6.4   WITHDRAWAL DUE TO HARDSHIP..........................................13
   6.5   INVOLUNTARY DISTRIBUTION............................................14

ARTICLE 7 BENEFICIARIES......................................................15

   7.1   DESIGNATION BY PARTICIPANT..........................................15
   7.2   LACK OF DESIGNATION.................................................15

ARTICLE 8 PLAN ADMINISTRATION................................................16

   8.1   PLAN ADMINISTRATION AND INTERPRETATION..............................16
   8.2   INFORMATION REQUIRED................................................16
   8.3   INCAPACITY..........................................................16
   8.4   CLAIMS PROCEDURE....................................................16

ARTICLE 9 AMENDMENT AND TERMINATION..........................................18


ARTICLE 10 MISCELLANEOUS.....................................................19

   10.1  NO FUNDING..........................................................19
   10.2  EFFECT ON OTHER PLANS...............................................19
   10.3  NON-ASSIGNABILITY...................................................19
   10.4  NOTICES AND COMMUNICATIONS..........................................20
   10.5  LIMITATION OF PARTICIPANT'S RIGHTS..................................20
   10.6  PARTICIPANTS BOUND..................................................20
   10.7  RECEIPT AND RELEASE.................................................21
   10.8  WITHHOLDING OF TAXES................................................21
   10.9  HEADINGS............................................................21
   10.10 GOVERNING LAW AND SEVERABILITY......................................21

                               LEVI STRAUSS & CO.
                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES
               (AS AMENDED AND RESTATED EFFECTIVE AUGUST 1, 2000)
                  (INCLUDING AMENDMENTS THROUGH MARCH 1, 2000)